UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
October 21, 2008
LIMELIGHT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33508 (Commission File Number)	20-1677033 (IRS Employer Identification No.)
2220 W. 14th Street
Tempe AZ 85281
(Address of principal executive offices, including zip code)
(602) 850-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     (a) On October 22, 2008, Limelight Networks, Inc. (the “Company”) received a Nasdaq Staff Deficiency Letter indicating that the Company presently fails to comply with the audit committee composition requirement for continued listing set forth in Nasdaq Marketplace Rule 4350(d)(2)(A), and that the Nasdaq Stock Market, Inc. will provide the Company with a cure period in accordance with Nasdaq Marketplace Rule 4350(d)(4)(B).
     (b) On October 21, 2008, the Company notified the Nasdaq Stock Market, Inc. that it is not presently in compliance with Nasdaq Marketplace Rule 4350(d)(2)(A), which requires that the Company’s Audit Committee be comprised of at least three independent directors, due to one vacancy on the Company’s Audit Committee. The vacancy on the Company’s Audit Committee is due to the resignation of Douglas Lindroth from his position as a member of the Company’s Board of Directors and as a member of the Audit Committee and the Nominating and Governance Committee of the Company’s Board of Directors following his appointment as Senior Vice President and Chief Financial Officer of the Company on October 14, 2008, effective on October 20, 2008.
     The Company also notified the Nasdaq Stock Market, Inc. that it has initiated a search for a new, independent director who is appropriately qualified to serve on the Audit Committee of the Company, and that it expects to identify such a candidate by the time of the Company’s 2009 annual meeting of stockholders in accordance with Nasdaq Marketplace Rule 4350(d)(4)(B), which provides that the Company will have until the next annual stockholders’ meeting to comply with the audit committee composition requirement.
     On October 24, 2008, the Company issued a press release regarding the Company’s noncompliance with the audit committee composition requirement under Nasdaq Marketplace Rule 4350(d)(2)(A), and the Nasdaq Staff Deficiency Letter received by the Company from the Nasdaq Stock Market, Inc. The press release is filed with this report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Limelight Networks, Inc. dated October 24, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.
/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer and Secretary

Date: October 24, 2008